                       BAY VIEW SECURITIZATION CORPORATION
                         BAY VIEW 2002 LJ-1 OWNER TRUST
                         FOR PAYMENT DATE: JUNE 25, 2004
                        FOR COLLECTION PERIOD: MAY, 2004
                      FOR DETERMINATION DATE: JUNE 15, 2004

A.  PRINCIPAL BALANCE RECONCILIATION                                A-1              A-2             A-3               A-4
                                                                    ---              ---             ---               ---
(A) Original Principal Balance                                 65,800,000.00   129,000,000.00   171,000,000.00   87,410,907.00
(B) Beginning Balance                                                   0.00             0.00   100,455,612.73   87,410,907.00
(C) Collections (Regular Payments)                                      0.00             0.00     3,589,689.90            0.00
(D) Withdrawal from Payahead (Principal)                                0.00             0.00           183.37            0.00
(E) Collections (Principal Payoffs)                                     0.00             0.00     4,834,332.21            0.00
(F) Gross Charge Offs (Prior Mo. End Bal)                               0.00             0.00       452,516.42            0.00
(G) Principal Reductions (Other)(Partial chg-off)                       0.00             0.00        21,740.39            0.00
(H) Repurchases                                                         0.00             0.00             0.00            0.00
(I) Ending Balance                                                      0.00             0.00    91,557,150.44   87,410,907.00

(J) Certificate Factor                                              0.000000%        0.000000%       53.542193%     100.000000%

A.  PRINCIPAL BALANCE RECONCILIATION                              # LOANS           TOTAL        LOAN BALANCE
                                                                  -------           -----        ------------
(A) Original Principal Balance                                        20,885   453,210,907.00   453,210,907.00
(B) Beginning Balance                                                 11,488   187,866,519.73   187,866,519.73
(C) Collections (Regular Payments)                                       N/A     3,589,689.90     3,589,689.90
(D) Withdrawal from Payahead (Principal)                                 N/A           183.37           183.37
(E) Collections (Principal Payoffs)                                      350     4,834,332.21     4,834,332.21
(F) Gross Charge Offs (Prior Mo. End Bal)                                 28       452,516.42       452,516.42
(G) Principal Reductions (Other)(Partial chg-off)                        N/A        21,740.39        21,740.39
(H) Repurchases                                                            0             0.00             0.00
(I) Ending Balance                                                    11,110   178,968,057.44   178,968,057.44

(J) Certificate Factor                                             53.196074%       39.488912%       39.488912%

Notional Principal Balance: Class I

(K) Beginning                                                   97,816,414.64
(L) Reduction                                                    8,898,462.29
(M) Ending                                                      88,917,952.35

Notional Principal Balance: Companion Component

(N) Beginning                                                   90,050,105.09
(O) Reduction
                                                                           --
(P) Ending                                                      90,050,105.09

B.  CASH FLOW RECONCILIATION                                         TOTALS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS                9,918,044.93
(B) INTEREST WIRED - COLLECTION ACCOUNT & PAYAHEAD ACCOUNT           9,501.03
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT                                     0.00
    1) allocable to principal                                          183.37
    2) allocable to interest                                             0.00
(D) ADVANCES                                                         1,390.11
(E) REPURCHASES                                                          0.00
(F) GROSS CHARGE OFF RECOVERIES                                    176,514.92
(G) SPREAD ACCOUNT WITHDRAWAL                                            0.00
(H) Policy Draw for "I" Interest                                         0.00
(I) Policy Draw for "A-1" Interest or Ultimate Principal                 0.00
(J) Policy Draw for "A-2" Interest or Ultimate Principal                 0.00
(K) Policy Draw for "A-3" Interest or Ultimate Principal                 0.00
(L) Policy Draw for "A-4" Interest or Ultimate Principal                 0.00

    TOTAL COLLECTIONS                                           10,105,634.36

C.  TRUSTEE DISTRIBUTION                                             TOTAL

(A) TOTAL CASH FLOW                                             10,105,634.36
(B) DEPOSIT TO PAYAHEAD                                                  0.00
(C) Indenture Trustee Fee                                                0.00
(D) UNRECOVERED INTEREST ADVANCES                                        0.00
(E) SERVICING FEE (DUE AND UNPAID)                                 156,555.43
(F) Standby Servicing Fee (not to exceed $50,000)
                                                                     3,131.11

(G) Owner Trustee Fee (not to exceed $25,000)                            0.00
(H) INTEREST TO "A-1" CERTIFICATE HOLDERS, INCLUDING OVERDUE             0.00
(I) INTEREST TO "A-2" CERTIFICATE HOLDERS, INCLUDING OVERDUE             0.00
(J) INTEREST TO "A-3" CERTIFICATE HOLDERS, INCLUDING OVERDUE       244,441.99
(K) INTEREST TO "A-4" CERTIFICATE HOLDERS, INCLUDING OVERDUE       262,232.72
(L) Interest to "I" Certificate Holders, including Overdue         203,784.20
(M) PRINCIPAL TO "A-1" CERTIFICATE HOLDERS, INCLUDING OVERDUE            0.00
(N) PRINCIPAL TO "A-2" CERTIFICATE HOLDERS, INCLUDING OVERDUE            0.00
(O) PRINCIPAL TO "A-3" CERTIFICATE HOLDERS, INCLUDING OVERDUE    8,898,462.29
(P) PRINCIPAL TO "A-4" CERTIFICATE HOLDERS, INCLUDING OVERDUE            0.00
(Q) Policy Premium and Unreimbursed Draws                           59,656.02
(R) Spread Account (up to the Requisite Amount)                          0.00
(S) Additional Unpaid Standby Servicing Fee                              0.00
(T) Additonal Unpaid Indenture Trustee Fee                               0.00
(U) Additional Unpaid Owner Trustee Fee                                  0.00
(V) Interests Advance Recovery Payments                                  0.00
(W) EXCESS YIELD                                                   277,370.60

    BALANCE                                                              0.00


D.  SPREAD ACCOUNT                                                  SPREAD
                                                                    ACCOUNT

(A) BEGINNING BALANCE                                           14,060,581.14
(B) ADDITIONS TO SPREAD AMOUNT                                     277,370.60
(C) INTEREST EARNED                                                 10,346.34
(D) DRAWS                                                                0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS                                         N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER                                     N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER                    464,253.93
(H) ENDING BALANCE                                              13,884,044.15

(I) REQUIRED BALANCE                                            13,596,327.21
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER                  287,716.94

                       BAY VIEW SECURITIZATION CORPORATION
                         BAY VIEW 2002 LJ-1 OWNER TRUST
                         FOR PAYMENT DATE: JUNE 25, 2004
                        FOR COLLECTION PERIOD: MAY, 2004
                      FOR DETERMINATION DATE: JUNE 15, 2004


E.  CURRENT RECEIVABLES DELINQUENCY                            NUMBER     BALANCE
                                                               ------     -------
    # PAYMENT DELINQUENCY
(A) 31-60                                                        40      594,821.89
(B) 61-90                                                        12      170,102.91
(C) TOTAL                                                        52      764,924.80

(D) 90+ days                                                     16      326,003.12

F.  REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)     18      293,344.93
(B) AGGREGATE REPOSSESSIONS                                     435    8,577,063.53
(C) UNLIQUIDATED REPOSSESSIONS                                   29      543,174.22

G.  PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE                                                     92,647.57
(B) DEPOSIT                                                                    0.00
(C) WITHDRAWAL                                                               183.37
(D) ENDING BALANCE                                                        92,464.20

PERFORMANCE TEST
H.  DELINQUENCY RATIO  (30+)

                                         DELINQUENT
                                           MONTH              POOL            DELINQUENCY
                                          BALANCE            BALANCE               %
                                          -------            -------               -
    MONTH
(A) CURRENT                               764,924.80      178,968,057.44        0.4274%
(B) 1ST PREVIOUS                          726,445.85      187,866,519.73        0.3867%
(C) 2ND PREVIOUS                        1,019,654.72      197,561,852.05        0.5161%
(D) THREE MONTH ROLLING AVERAGE           837,008.46      188,132,143.07        0.4434%

I.  CUMULATIVE DEFAULT RATE                                     MONTH            ORIGINAL POOL
                                                               BALANCE              BALANCE             Default Rate %
                                                               -------              -------             --------------
(A) Defaulted Receivables (Current Period)                     481,264.03
(B) Cumulative Defaulted Receivables (Prior Month)          10,565,112.01
(C) Cumulative Defaulted Receivables (Current Month)        11,046,376.04         453,210,907.00             2.44%

                                                                MONTH            ORIGINAL POOL
J.  CUMULATIVE NET LOSS RATE                                   BALANCE              BALANCE             Net Loss Rate %
                                                               -------              -------             ---------------
(A) Collection Period Charge-Off receivables                  474,256.81
(B) 50% of Purchase Receivables with scheduled payment
    delinquent more than 30 days                                      --
(C) Aggregate Cram Down Losses during period                          --
(D) Less: Recoveries (current month)                          176,514.92
(E) Prior Period Adjustment                                           --
(F) Net Losses current period                                 297,741.89
(G) Prior Period cumulative net losses                      6,885,422.37
(H) Cumulative Net Losses (current period)                  7,183,164.26          453,210,907.00             1.58%

(I) Total Defaults                                            481,264.03
(J) 50% of defaulted Receivables ( not included in
    Collection Period Charge-Off Receivables)                 240,632.02
(K) Cumulative net losses including 50% of defaults         7,423,796.28          453,210,907.00             1.64%

K.  EXTENSION RATE                                               MONTH BALANCE          POOL BALANCE          Extension Rate %
                                                                 -------------          ------------          ----------------
(A) Principal Balance of Receivables extended during
    current period (not to exceed 1% of Original Pool Balance)      384,925.92         178,968,057.44               0.22%

L.  LOCKBOX TEST                                          AMOUNT         NUMBER
                                                          ------         ------
(A) Total Payments to Lockbox (Current Month)          5,107,710.49       9,596
(B) Total Payments (Current Month)                    10,094,559.85      10,737
(C) Lockbox Payment Percentage                                            89.37%

M.  FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)                               50,000
(B) Monthly BVAC cash and working capital borrowing capacity
    (at least $5MM)                                                     41,586
(C) Monthly BVAC net worth (at least $20MM)                             62,445

N.  WAC-WEIGHTED AVERAGE COUPON                                        10.3729%
O.  WAM-WEIGHTED AVERAGE MATURITY                                        50.51

    /s/ Angelica Velisano                 APPROVED BY: /s/ Lisa Staab
    -----------------------------                      ------------------------
    Prepared by: Angelica Velisano                     Lisa Staab
    Senior Accounting Analyst                          VP, Controller
    Bay View Securitization Corp                       Bay View Acceptance Corp